                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Public Accountants" incorporated by reference into this Post-Effective Amendment No. 23 to the Registration Statement (Form N-4 No. 33-19421) of Fortis Benefits Insurance Company and to the incorporation by reference therein of our report dated February 17, 2000, with respect to the financial statements of Fortis Benefits Insurance Company included in the Prospectus and Statement of Additional Information of Post-Effective Amendment No. 22 to the Registration Statement (Form N-4 No. 33-19421) filed with the Securities and Exchange Commission.

Minneapolis, Minnesota                                  /s/ Ernst & Young LLP
December 27, 2002